JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199



                                                                 August 29, 1996



JOHN HANCOCK DECLARATION TRUST
 on behalf of  John Hancock V.A. Independence Equity Fund
101 Huntington Avenue
Boston, Massachusetts  02199


INDEPENDENCE INVESTMENT ASSOCIATES, INC.
53 State Street
Boston, MA 02109


                       Sub-Investment Management Contract

Dear Sirs:

         John Hancock Declaration Trust (the "Trust"), of which John Hancock V.A. Independence Equity Fund (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into 10 series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. This contract relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund and to provide certain other services under the terms and conditions provided in the investment management contract, dated as of the date hereof, between the Trust, on behalf of the Fund, and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Independence Investment Associates, Inc. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

         1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

                  (a) Declaration of Trust of the Trust, dated November 15, 1995 (the "Declaration of Trust");

                  (b) By-Laws of the Trust as in effect on the date hereof;

                  (c) Resolutions of the Trustees selecting the Sub-Adviser as the investment sub-adviser to the Fund and approving the form of this Sub-Investment Management Contract (the "Contract") and the resolution approving the Contract, adopted by the initial sole shareholder of the Fund;

                  (d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Management Contract and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Management Contract;

                  (e) The Adviser's Investment Management Contract;

                  (f) Commitments, limitations and undertakings made by the Trust to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states;

                  (g)  The  Fund's   prospectus   and  statement  of  additional
                  information; and


                  The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

                  The Sub-Adviser has furnished the Adviser with a copy of the Sub-Adviser's Code of Ethics, and will furnish the Adviser from time to time with copies of any amendments to the code. The restrictions of the Sub-Adviser may differ from those of the Trust where appropriate as long as they maintain the same intent consistent with the sub adviser's own procedures for recommending and purchasing securities.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, in conformity with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to
         Section 1 above, as each of the same may from time to time be amended or supplemented, the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

                  (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

                  (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights; and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

                  (c) submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonably request;

                  (d) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

                  (e) consistent with the provisions of Section 7 of this Contract, place orders for the purchase, sale or exchange of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the prospectus and statement of additional information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

                  (f) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust, as requested, of the Sub-Adviser's performance of the foregoing services;

                  (g) subject to the supervision of the Adviser, maintain and preserve the records required by the 1940 Act to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

                  (h) give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given;

                  (i) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on

                  Form N-SAR, shareholder reports, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature; and

                   (j) in the performance of its duties hereunder, the sub-adviser is and shall be an independent contractor and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or Trust in any way or otherwise be deemed to be an agent of the Fund, The Trust or the Adviser.

         3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

         4.       Expenses  of  the  Fund  Not  Paid  by  the  Sub-Adviser.  The
         Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this contract:

                  (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

                  (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

                  (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

                  (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

                  (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(i) to the Adviser;

                  (f) brokers' commissions and underwriting fees; and;

                  (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

         5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, based on the "average daily net asset" value of the Fund for each of the preceding 3 months, in arrears a fee at the annual rate of 55% of the investment advisory fee payable to the Adviser. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such quarterly fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser's fee hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

                  In addition, the Sub-Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Sub-Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the Sub-Adviser at any time.

         6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

         7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission , except as permitted by the 1940 Act and the rules and regulations promulgated thereunder,. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

                  Nothing   herein   contained   shall  limit  or  restrict  the
         Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

         10. Duration and Termination of this Contract. This Contract shall remain in force until the second anniversary of the date upon which this Contract was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust on behalf of the Fund by vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees or by the Adviser or by the Sub-Adviser. Termination of this Contract with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between you and any other series of the Trust. This Contract shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract. In interpreting the provisions of this
         Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of "assignment," "interested person" and "voting security") shall be applied.

         11. Amendment of This Contract. No provision of this Contract may be changed, discharged, terminated or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change discharge, termination or waiver is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or (other than as Board members) the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         12.      Miscellaneous.

                  (a) The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Declaration Trust is the designation of the Trustees under the Declaration of Trust, dated November 15, 1995 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

                  (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

                  (c) The Trust and the Fund may use the name "Independence" or "NIXDEX" or any name similar to "Independence Investment Associates, Inc." or "NIXDEX" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such names or any other names indicating that the Fund is advised by or otherwise connected with the Sub-Adviser. The Fund agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name "Independence" or "NIXDEX" or any similar name to any other corporation or entity, including but not limited to any investment company of which it or any of its subsidiaries or affiliates shall be the investment adviser.

         13. Governing Law. This Contract shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         14. Severability. The provisions of this contract are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

Yours very truly,

JOHN HANCOCK ADVISERS, INC.



By:  /s/John A. Morin
     ----------------------------
     John A. Morin
     Vice President and Secretary


The foregoing Contract is hereby agreed to as of the date thereof.

JOHN HANCOCK DECLARATION TRUST
  on behalf of John Hancock V.A. Independence Equity Fund



By:  /s/Anne C. Hodsdon
     ----------------------------
     Anne C. Hodsdon
     President


INDEPENDENCE INVESTMENT ASSOCIATES, INC.



By:  /s/Mark C. Lapman
     ----------------------------
Name:  Mark C. Lapman
Title: Executive Vice President

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199



                                                                 August 29, 1996



JOHN HANCOCK DECLARATION TRUST
-- John Hancock V.A. Sovereign Investors Fund
101 Huntington Avenue
Boston, Massachusetts  02199

SOVEREIGN ASSET MANAGEMENT CORPORATION
101 Huntington Avenue
Boston, Massachusetts 02199


                       Sub-Investment Management Contract

Dear Sirs:

         John Hancock Declaration Trust (the "Trust"), of which John Hancock V.A. Sovereign Investors Fund (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. This contract relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in the investment management contract, dated as of the date hereof, between the Trust, on behalf of the Fund, and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected Sovereign Asset Management Corporation (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

         1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

                  (a) Declaration of Trust of the Trust, dated November 15, 1995 (the "Declaration of Trust");

                  (b) By-Laws of the Trust as in effect on the date hereof;

                  (c) Resolutions of the Trustees selecting the Sub-Adviser as the investment sub-adviser to the Fund and approving the form of this Sub-Investment Management Contract (the "Contract") and the resolution approving the Contract, adopted by the initial sole shareholder of the Fund;

                  (d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Management Contract and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Management Contract;

                  (e)  The Adviser's Investment Management Contract;

                  (f) Commitments, limitations and undertakings made by the Trust to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states;

                  (g)  The  Fund's   prospectus   and  statement  of  additional
                  information; and

                  (h)  The Trust's Code of Ethics.

                  The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, in conformity with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. The Sub-Adviser will perform its duties in compliance with the Investment Compant Act, the Internal Revenue Code and all other applicable federal and state law. In the performance of the Sub-Adviser's duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

                  (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

                  (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights; and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

                  (c) submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonably request;

                  (d) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

                  (e) consistent with the provisions of Section 7 of this Contract, place orders for the purchase, sale or exchange of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the prospectus and statement of additional information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

                  (f) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust, as requested, of the Sub-Adviser's performance of the foregoing services;

                  (g) subject to the supervision of the Adviser, maintain and preserve the records required by the 1940 Act to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

                  (h) give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given;

                  (i) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Form N-SAR, shareholder reports, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature; and

         3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

         4.       Expenses  of  the  Fund  Not  Paid  by  the  Sub-Adviser.  The
         Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this contract:

                  (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

                  (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

                  (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

                  (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

                  (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(i) to the Adviser;

                  (f) brokers' commissions and underwriting fees; and;

                  (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

         5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, for each of the preceding 3 months, in arrears a fee at the annual rate of 40% of the investment advisory fee payable to the Adviser. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such monthly fee for any periods in which the Sub-Adviser advises the Fund less than a full month. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser's fee hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

                  In addition, the Sub-Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Sub-Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the Sub-Adviser at any time.

         6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

         7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission , except as permitted by the 1940 Act and the rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

                  Nothing   herein   contained   shall  limit  or  restrict  the
         Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

         10. Duration and Termination of this Contract. This Contract shall remain in force until the second anniversary of the date upon which this Contract was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust on behalf of the Fund by vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees or by the Adviser or by the Sub-Adviser. Termination of this Contract with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between you and any other series of the Trust. This Contract shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract. In interpreting the provisions of this
         Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of "assignment," "interested person" and "voting security") shall be applied.

         11. Amendment of This Contract. No provision of this Contract may be changed, discharged, terminated or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change discharge, termination or waiver is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or (other than as Board members) the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         12.      Miscellaneous.

                  (a) The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Declaration Trust is the designation of the Trustees under the Declaration of Trust, dated November 15, 1995 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

                  (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

         13. Governing Law. This Contract shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         14. Severability. The provisions of this contract are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.


Yours very truly,

JOHN HANCOCK ADVISERS, INC.



By:  /s/John A. Morin
     ----------------------------
     John A. Morin
     Vice President and Secretary


The foregoing Contract is hereby agreed to as of the date thereof.

JOHN HANCOCK DECLARATION TRUST
  on behalf of John Hancock V.A. Sovereign Investors Fund



By:  /s/Anne C. Hodsdon
     ----------------------------
     Anne C. Hodsdon
     President


SOVEREIGN ASSET MANAGEMENT CORPORATION



By:  /s/Anthony P. Petrucci
     ----------------------------
Name:  Anthony P. Petrucci
Title: President

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199



                                                                 August 29, 1996



JOHN HANCOCK DECLARATION TRUST
-- John Hancock V.A. International Fund
101 Huntington Avenue
Boston, Massachusetts  02199

JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
34 Dover Street
London, UK  W1X 3RA


                       Sub-Investment Management Contract

Dear Sirs:

         John Hancock Declaration Trust (the "Trust"), of which John Hancock V.A. International Fund (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest are currently divided into ten series (including the Fund), each series representing the entire undivided interest in a separate portfolio of assets. This contract relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund and to provide certain other services, under the terms and conditions provided in the investment management contract, dated as of the date hereof, between the Trust, on behalf of the Fund, and the Adviser (the "Investment Management Contract").

         The Adviser and the Trustees have selected John Hancock Advisers International Ltd. (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "1940 Act"). Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

         1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

                  (a) Declaration of Trust of the Trust, dated November 15, 1995 (the "Declaration of Trust");

                  (b)  By-Laws of the Trust as in effect on the date hereof;

                  (c) Resolutions of the Trustees selecting the Sub-Adviser as the investment sub-adviser to the Fund and approving the form of this Sub-Investment Management Contract (the "Contract") and the resolution approving the Contract, adopted by the initial sole shareholder of the Fund;

                  (d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Management Contract and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Management Contract;

                  (e)  The Adviser's Investment Management Contract;

                  (f) Commitments, limitations and undertakings made by the Trust to state "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states;

                  (g)  The  Fund's   prospectus   and  statement  of  additional
                  information; and

                  (h)  The Trust's Code of Ethics.

                  The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, in conformity with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. The Sub-Adviser will perform its duties in compliance with the Investment Compant Act, the Internal Revenue Code and all other applicable federal and state law. In the performance of the Sub-Adviser's duties hereunder, subject always to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1 above, as each of the same may from time to time be amended or supplemented, the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

                  (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, with respect to the purchase, holding and disposition of portfolio securities and other permitted investments;

                  (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights; and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

                  (c) submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonably request;

                  (d) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

                  (e) consistent with the provisions of Section 7 of this Contract, place orders for the purchase, sale or exchange of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser or the Sub-Adviser, provided that in connection with the placing of such orders and the selection of such brokers or dealers the Sub-Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the prospectus and statement of additional information of the Fund as in effect and furnished to the Sub-Adviser from time to time;

                  (f) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust, as requested, of the Sub-Adviser's performance of the foregoing services;

                  (g) subject to the supervision of the Adviser, maintain and preserve the records required by the 1940 Act to be maintained by the Sub-Adviser (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

                  (h) give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and payments of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given;

                  (i) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, semi-annual reports on Form N-SAR, shareholder reports, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature; and

         3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Contract, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

         4.       Expenses  of  the  Fund  Not  Paid  by  the  Sub-Adviser.  The
         Sub-Adviser will not be required to pay any expenses which this Contract does not expressly state shall be payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this contract:

                  (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

                  (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

                  (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

                  (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

                  (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in Section 2(i) to the Adviser;

                  (f) brokers' commissions and underwriting fees; and;

                  (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

         5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, for each of the preceding 3 months, in arrears a fee at the annual rate of 70% of the investment advisory fee payable to the Adviser. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such monthly fee for any periods in which the Sub-Adviser advises the Fund less than a full month. The Sub-Adviser understands and agrees that neither the Trust nor the Fund has any liability for the Sub-Adviser's fee hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

                  In addition, the Sub-Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the fund's expenses to any level the Sub-Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this agreement while it is in effect but may be discontinued or modified prospectively by the Sub-Adviser at any time.

         6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, directors and employees of the Sub-Adviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Sub-Adviser or of its affiliates.

         7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as principal or agent or receive any commission , except as permitted by the 1940 Act and the rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

                  Nothing   herein   contained   shall  limit  or  restrict  the
         Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Fund or the Adviser in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

         10. Duration and Termination of this Contract. This Contract shall remain in force until the second anniversary of the date upon which this Contract was executed by the parties hereto, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser, of the Sub-Adviser or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust on behalf of the Fund by vote of a majority of the outstanding voting securities of the Fund or by the Board of Trustees or by the Adviser or by the Sub-Adviser. Termination of this Contract with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between you and any other series of the Trust. This Contract shall automatically terminate in the event of its assignment or upon the termination of the Adviser's Investment Management Contract. In interpreting the provisions of this
         Section 10, the definitions contained in Section 2(a) of the 1940 Act (including the definitions of "assignment," "interested person" and "voting security") shall be applied.

         11. Amendment of This Contract. No provision of this Contract may be changed, discharged, terminated or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change discharge, termination or waiver is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Contract shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser or (other than as Board members) the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         12.      Miscellaneous.

                  (a) The captions in this Contract are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Declaration Trust is the designation of the Trustees under the Declaration of Trust, dated November 15, 1995 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

                  (b) Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

         13. Governing Law. This Contract shall be construed in accordance with the laws of The Commonwealth of Massachusetts and the applicable provisions of the 1940 Act.

         14. Severability. The provisions of this contract are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.



Yours very truly,

JOHN HANCOCK ADVISERS, INC.


By:  /s/John A. Morin
     ----------------------------
     John A. Morin
     Vice President and Secretary


The foregoing Contract is hereby agreed to as of the date thereof.

JOHN HANCOCK DECLARATION TRUST
  on behalf of John Hancock V.A. International Fund


By:  /s/Anne C. Hodsdon
     ----------------------------
     Anne C. Hodsdon
     President



JOHN HANCOCK ADVISERS INTERNATIONAL LTD.



By:  /s/Edward J. Beaudreau
     ----------------------------
Name:  Edward J. Beaudreau
Title: Chairman, President and CEO